Income Taxes	4 Months Ended	12 Months Ended
	Apr. 21, 2014	Dec. 30, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Provision for income taxes was $0.9 million and $0.2 million for the sixteen weeks ended April 21, 2014 and April 22, 2013, respectively. The effective tax rate was (9.5)% and (21.6)% for the sixteen weeks ended April 21, 2014 and April 22, 2013, respectively. Our quarterly provision for income taxes is measured using an estimated effective tax rate for the period. The comparison of our effective rate between periods is significantly impacted by the additional expenses incurred as a result of the IPO, including equity-based compensation expense (See Note 6).
Our IPO, as well as other transactions, can change the aggregate ownership of certain shareholders, that could cause a shift in the ownership of the Company which pursuant to Internal Revenue Code Section 382, could then limit on an annual basis the Company’s ability to utilize its U.S. Federal NOL carryovers (and possibly state NOL carryovers as well). If that occurred, the Company’s NOLs would continue to be available to offset taxable income and tax liabilities in future years (until such NOLs are either used or expire) subject to any Section 382 annual limitation.

Income Taxes
Our income tax provision for the years ended December 30, 2013, December 31, 2012 and December 26, 2011 consists of the following:

	2013	2012	2011
Current
Federal	$—	$—	$—
State	61,880	75,000	21,000
Subtotal Current	61,880	75,000	21,000
Deferred
Federal	544,463	510,496	96,649
State	49,416	36,244	(7,332)
Subtotal Deferred	593,879	546,740	89,317
Total income tax provision	$655,759	$621,740	$110,317

Total income tax expense differed from the amount which would have been provided by applying the statutory federal income tax rate of 35% to earnings before taxes as follows:

	2013	2012	2011
Income tax expense (benefit) at federal statutory rate	$(1,070,769)	$129,094	$19,151
State income taxes	(120,231)	86,717	23,535
Increase in valuation allowance	2,624,967	283,805	247,457
Equity-based compensation	25,702	47,983	72,847
Deferred taxes	(758,016)	56,749	2,464
Meals and entertainment	25,245	17,392	12,283
Other permanent items	(71,139)	—	—
Bargain purchase gain	—	—	(267,420)
Total income tax provision	$655,759	$621,740	$110,317

Significant components of our deferred tax assets and liabilities at December 30, 2013 and December 31, 2012 are as follows:

	2013	2012
Current:
Deferred tax assets:
Allowance for doubtful accounts	$4,861	$3,278
Accrued vacation payable and other	—	66,544
Valuation allowance	(2,426)	(30,218)
Net deferred tax assets, current	2,435	39,604
Non-current:
Deferred tax assets:
Net operating loss	$5,990,797	$5,310,335
Charitable contributions	74,512	54,200
Deemed landlord financing	7,594,440	4,270,694
Interest rate cap	9,512	—
Valuation allowance	(6,822,798)	(4,170,039)
Deferred tax liabilities:
Goodwill	3,394,589	2,797,790
Other identifiable intangibles	246,106	502,300
Property and equipment	5,955,156	3,914,118
Deferred rent	647,637	1,088,376
Net deferred tax liabilities, non-current	3,397,025	2,837,394
Total net deferred tax liabilities	$3,394,590	$2,797,790

We have classified the current net deferred tax asset as a component of prepaid expenses and other in our Consolidated Balance Sheets. ASC 740 requires that we reduce our deferred income tax assets by a valuation allowance if, based on the weight of the available evidence, it is more likely than not that all or a portion of a deferred tax asset will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences are deductible. We have established a valuation allowance of $6.8 million and $4.2 million as of December 30, 2013 and December 31, 2012, respectively, against our net deferred tax assets due to the fact that it is not more likely than not that there will be sufficient taxable income in the future when the temporary differences are deductible.
A rollforward of activity in the valuation allowances follows:

Balance at December 27, 2010	$3,668,995
Addition to valuation allowance	247,457
Deductions	—
Balance at December 26, 2011	3,916,452
Addition to valuation allowance	283,805
Deductions	—
Balance at December 31, 2012	4,200,257
Addition to valuation allowance	2,624,967
Deductions	—
Balance at December 30, 2013	$6,825,224

We have recorded a full valuation allowance for the net amount of the deferred tax assets which are in excess of the indefinite-lived intangible asset deferred tax liabilities. The indefinite-lived intangible asset deferred tax liability in the amount of $3.4 million and $2.8 million as of December 30, 2013 and December 31, 2012, respectively, related to the book-tax basis difference in goodwill has not been netted against the deferred tax assets due to the uncertainty inherent in the reversal of this deferred tax liability.
At December 30, 2013, we have unused federal and state net operating loss carryforwards of $15.9 million and $13.5 million, respectively. Such losses expire in various amounts at varying times through 2033. These NOL carryforwards result in a deferred tax asset $6.0 million and $5.3 million at December 30, 2013 and December 31, 2012, respectively. A valuation allowance is recorded against the net deferred tax assets, exclusive of indefinite-lived intangibles discussed above, including these carryforwards. We file income tax returns, which can be periodically audited by various federal and state jurisdictions. We are generally no longer subject to federal or state income examinations for years prior to fiscal year 2009.